                                                                    Exhibit 31.1

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                                 CERTIFICATIONS
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I, Michael E. DeDomenico, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of NuCO2 Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and internal control  over  financial  reporting  (as defined in  Exchange  Act Rules
        13a-15(f) and 15d-15(f)) for the registrant and have:

        a) Designed  such  disclosure  controls and  procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        b) Designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial
           statements  for  external   purposes  in  accordance  with  generally
           accepted accounting principles;

        c) Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;
           and

        d) Disclosed  in this  report  any change in the  registrant's  internal
           control  over   financial   reporting   that   occurred   during  the
           registrant's  most recent  fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has materially
           affected,   or  is  reasonably  likely  to  materially   affect,  the
           registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        a) All significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

        b) Any fraud, whether or not material, that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

        Date: November 9, 2005                       /s/ Michael E. DeDomenico
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                                                     Michael E. DeDomenico
                                                     Chief Executive Officer